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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: JUNE 1, 1998                   Commission File No. 000-22347
(Date of earliest event reported)



                             ASCENT PEDIATRICS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         DELAWARE                                          04-3047405
         --------                                          ----------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

187 BALLARDVALE STREET, WILMINGTON, MASSACHUSETTS                   01887
-------------------------------------------------                   -----
(Address of principal executive offices)                          (Zip Code)

                                 (978) 658-2500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

     On June 1, 1998, Ascent Pediatrics, Inc. (the "Company") issued and sold to funds affiliated with Furman Selz Investments and BancBoston Ventures an aggregate of $7 million of Series G convertible exchangeable preferred stock (the "Preferred Stock"), $9 million of 8% seven-year subordinated notes (the "Subordinated Notes") and seven-year warrants (the "Warrants") to purchase 2,116,958 shares of common stock of the Company ("Common Stock") for an aggregate purchase price of $16 million (the "1998 Financing").

     The Preferred Stock is convertible into Common Stock at a price of $4.75 per share, and the Warrants are exercisable at a price of $4.75 per share. The Preferred Stock will automatically convert into Common Stock under specified circumstances based on the fair market value of the Company's Common Stock. The Preferred Stock is entitled to cumulative annual dividends equal to 8% (subject to adjustment) of the liquidation preference of such stock ($1,000), payable semiannually in June and December of each year, commencing December 1998, and may be exchanged for 8% seven-year convertible subordinated notes having an aggregate principal amount equal to the aggregate liquidation preference of the Preferred Stock (the "Convertible Notes") at the option of the Company any time within seven years of issuance of the Preferred Stock.

     The Subordinated Notes and the Convertible Notes (when issued upon exchange of the Preferred Stock) (collectively, the "1998 Notes") bear interest at a rate of 8% per annum, payable semiannually in June and December of each year, commencing December 1998. Forty percent of the interest due on the Subordinated Notes and fifty percent of the dividends due on the Preferred Stock (or the interest due on the Convertible Notes if issued upon exchange of the Preferred Stock) in each of December 1998, June 1999, December 1999 and June 2000 may be deferred by the Company for a period of three years. The Company may also redeem the Preferred Stock (or the Convertible Notes issued upon exchange of the Preferred Stock) at a price equal to the liquidation preference on such stock ($1,000) plus accrued and unpaid dividends in the event of a change of control or unaffiliated merger of the Company, although the Company will be required to issue new Common Stock purchase warrants in connection with such redemption. In addition, in the event of a change of control or unaffiliated merger of the Company (as such terms are defined in the securities purchase agreement relating to the 1998 Financing (the "1998 Financing Agreement")), the holders of the 1998 Notes may require the Company to redeem the 1998 Notes at a price equal to the unpaid principal plus accrued and unpaid interest on such notes.

     The 1998 Financing Agreement also provides for various affirmative and negative covenants, including certain restrictions on the Company's ability to incur additional indebtedness, and the right of Furman Selz Investments to

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     nominate a designee to the Board of Directors. The 1998 Financing Agreement
also provides the investors rights of first refusal with respect to specified private issuances of securities of the Company and registration rights with respect to the Common Stock issuable upon conversion of the Preferred Stock and the Convertible Notes and upon exercise of the Warrants.

     Immediately upon the closing of the 1998 Financing, the Company used $5.3 million of the $14.7 million of net proceeds of the 1998 Financing (after fees and expenses) to repay the subordinated secured notes (the "Triumph Notes") issued in January and June of 1997 to Triumph-Connecticut Limited Partnership, a retirement plan for Thomas W. Janes (who resigned as a director of the Company as of June 1, 1998) and certain other individuals. The Company intends to use the balance of the net proceeds of the 1998 Financing for working capital.

     In connection with the 1998 Financing and to fill the vacancy resulting from the resignation of Thomas W. Janes from the Board of Directors of the Company, James Luikart, a representative of Furman Selz Investments, was elected to the Company's Board of Directors.

     Copies of the press releases announcing the signing of the securities purchase agreement relating to the 1998 Financing and the closing of the 1998 Financing have been filed with this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.


ITEM 7.  EXHIBITS

3.1 Certificate of Designation, Voting Powers, Preferences and Rights of Series G Convertible Exchangeable Preferred Stock of the Registrant.

10.1 Securities Purchase Agreement (the "1998 Financing Agreement") dated as of May 13, 1998 by and among the Registrant, Furman Selz Investors II L.P., FS Employee Investors LLC, FS Parallel Fund L.P.,
          BancBoston Ventures, Inc. and Flynn Partners.

10.2 Form of 8% Subordinated Note of the Registrant issued on June 1, 1998 pursuant to the 1998 Financing Agreement.

10.3 Form of Common Stock Purchase Warrant of the Registrant issued on June 1, 1998 pursuant to the 1998 Financing Agreement.

10.4(1) Securities Purchase Agreement dated as of January 31, 1997 among the Registrant, Triumph-Connecticut Limited Partnership and the other purchasers identified therein (the "Triumph Agreement").

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10.5(1)   Waiver and Amendment to the Triumph Agreement dated as of March 13,
          1997.

10.6 Second Waiver and Amendment to the Triumph Agreement dated as of May 13, 1998.

99.1      Press release dated May 14, 1998.

99.2      Press release dated June 2, 1998.

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(1)  Incorporated by reference to exhibits to the Registrant's Registration
     Statement on Form S-1 (File No. 333-23319).

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 1, 1998                       ASCENT PEDIATRICS, INC.



                                           /s/ John G. Bernardi
                                           -------------------------------------
                                           John G. Bernardi
                                           Vice President, Finance and Treasurer


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                                INDEX TO EXHIBITS


EXHIBIT
  NO.             DESCRIPTION
-------           -----------

3.1 Certificate of Designation, Voting Powers, Preferences and Rights of Series G Convertible Exchangeable Preferred Stock of the Registrant.

10.1 Securities Purchase Agreement (the "1998 Financing Agreement") dated as of May 13, 1998 by and among the Registrant, Furman Selz Investors II L.P., FS Employee Investors LLC, FS Parallel Fund L.P., BancBoston Ventures, Inc. and Flynn Partners.

10.2 Form of 8% Subordinated Note of the Registrant issued on June 1, 1998 pursuant to the 1998 Financing Agreement.

10.3 Form of Common Stock Purchase Warrant of the Registrant issued on June 1, 1998 pursuant to the 1998 Financing Agreement.

10.4(1) Securities Purchase Agreement dated as of January 31, 1997 among the Registrant, Triumph-Connecticut Limited Partnership and the other purchasers identified therein (the "Triumph Agreement").

10.5(1)    Waiver and Amendment to the Triumph Agreement dated as of March
           13, 1997.

10.6 Second Waiver and Amendment to the Triumph Agreement dated as of May 13, 1998.

99.1       Press release dated May 14, 1998.

99.2       Press release dated June 2, 1998.
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(1)  Incorporated by reference to exhibits to the Registrant's Registration
     Statement on Form S-1 (File No. 333-23319).


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